SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) April 16, 2002
                                                        --------------


                   Cognizant Technology Solutions Corporation
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                      0-24429                   13-3728359
--------------------------------------------------------------------------------
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)



500 Glenpointe Centre West
Teaneck, New Jersey                                                      07666
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


                                 (201) 801-0233
                        ---------------------------------
                         (Registrant's telephone number,
                              including area code)



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.     OTHER EVENTS.

     On April 16, 2002, Cognizant Technology Solutions Corporation (the "Registrant") issued a press release announcing that its Board of Directors has approved an international strategy that includes extensive infrastructure investment in India and geographic expansion in Europe and Asia. In furtherance of this strategy, the Registrant will be changing its previously existing intent with respect to repatriation of its 2002 and future earnings in India commencing in the first quarter of 2002 and will no longer accrue taxes associated with repatriation on such earnings. A copy of the press release is filed herewith as
Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS,  PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (c)  Exhibits.

       Exhibit No.               Description of Exhibit
       -----------               ----------------------

         99.1                    Press release dated April 16, 2002.





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

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     COGNIZANT TECHNOLOGY
                                     SOLUTIONS CORPORATION


                                     By: /s/ Wijeyaraj Mahadeva
                                         ---------------------------------------
                                         Name:  Wijeyaraj Mahadeva
                                         Title: Chairman of the Board and
                                                Chief Executive Officer

Date: April 16, 2002


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